UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SHARING SERVICES GLOBAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SHARING SERVICES GLOBAL CORPORATION

5200 Tennyson Parkway, Suite 400

Plano, Texas 75024

Phone: (469) 304-9400

Notice of Annual Meeting of Shareholders

To be held on Tuesday, October 28, 2024

To the Shareholders of Sharing Services Global Corporation,

You are cordially invited to attend the 2024 Annual Meeting of Shareholders of Sharing Services Global Corporation, which will take place at our corporate offices on 5200 Tennyson Parkway, Suite 400, Plano, Texas 75024, at 8:00 a.m. local time for the following purposes:

(1)	To ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2024 and ending March 31, 2025; and
(2)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Even if you intend to join us in person, we encourage you to vote in advance so that we will know that we have a quorum of shareholders for the meeting. When you vote in advance, you may still attend the Annual Meeting.

Whether or not you are able to personally attend the Annual Meeting, it is important that your shares be represented and voted. Your prompt vote by written proxy returned (a) online; (b) by e-mail; (c) by fax; or (d) by mail; and will save us the cost and expense of additional proxy solicitations. Voting by any of these methods at your earliest convenience will ensure your representation at the Annual Meeting if you choose not to attend in person. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. If you are a beneficial owner, and hold securities through a broker, bank, trust or other nominee, you should contact your broker, bank, trust or other nominee for voting instructions. Please review the instructions on the proxy card or the information forwarded by your bank, broker, or other holder of record concerning each of these voting options.

Only shareholders of record at the close of business on August 28, 2024, will be entitled to vote at the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. PLEASE READ THE ATTACHED PROXY STATEMENT AND VOTING INSTURCTIONS CAREFULLY.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Shareholders to be held on Tuesday, October 28, 2024:

The Notice of the Annual Meeting, the Annual Report on Form 10-K, and the Proxy Statement are electronically available at: https://ts.vstocktransfer.com/irhlogin/SHARINGSERVICESGLOBAL.

By Order of the Board of Directors,

/s/ John (“JT”) Thatch
John (“JT”) Thatch President, Chief Executive Officer and Vice Chairman of the Board of Directors
September 3, 2024

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SHARING SERVICES GLOBAL CORPORATION

5200 Tennyson Parkway, Suite 400

Plano, Texas 75024

Phone: (469) 304-9400

Annual Meeting of Shareholders

to be held on October 28, 2024

Proxy Statement

Solicitation of Proxies

The Board of Directors (hereafter, the “Board”) of Sharing Services Global Corporation (the “Company”) is soliciting the accompanying proxy in connection with matters to be considered at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 5200 Tennyson Parkway, Suite 400, Plano, Texas 75024 on October 28, 2024, at 8:00 a.m. Central Standard Time. The individual named on the proxy card will vote all shares represented by proxies in the manner designated or, if no designation is made, they will vote as follows:

(1)	FOR ratification of the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal years ended March 31, 2024 and ending March 31, 2025.

The individual who acts as proxy will not vote shares that are the subject of a proxy card on a particular matter if the proxy card instructs them to abstain from voting on that matter or to the extent the proxy card is marked to show that some of the shares represented by the proxy card are not to be voted on that matter.

Record Date

Only shareholders of record at the close of business on August 28, 2024, will be entitled to notice of or to vote at this Annual Meeting or any adjournment of the Annual Meeting. This Proxy Statement, proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, will be first mailed on or about September 16, 2024.

The Notice of the Annual Meeting, the Annual Report on Form 10-K, and the Proxy Statement are electronically available at: https://ts.vstocktransfer.com/irhlogin/SHARINGSERVICESGLOBAL

Shares Outstanding and Voting Rights

We have three (3) classes of voting stock outstanding and entitled to vote at the Annual Meeting: Common Stock, par value $0.0001 per share (“Common Stock”); Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”); and Series C Convertible Preferred Stock, par value $0.0001 per share (“Series C Preferred Stock”). As of the date of this proxy statement, there were no shares of our Class B Common Stock or Series B Convertible Preferred Stock outstanding.

As of August 28, 2024, the following shares were issued and outstanding: Common Stock: 376,328,885 shares; Series A Preferred Stock: 3,100,000 shares; and Series C Preferred Stock: 3,220,000 shares. Each outstanding share of Common Stock; Series A Preferred Stock; and Series C Preferred Stock entitles the holder to one (1) vote on each matter acted upon at this Annual Meeting or any adjournment thereof.

A list of shareholders entitled to vote at the Annual Meeting will be available at such meeting, and for 10 days prior to the Annual Meeting, at our corporate office at 5200 Tennyson Parkway, Suite 400, Plano, Texas 75024, between the hours of 9:00 a.m. and 4:00 p.m. local time.

Proxies and Voting Procedures

The holders of shares of the Company’s stock entitled to vote at the Annual Meeting can vote their shares by completing and returning by mail the enclosed proxy card pursuant to the directions on the proxy card.

You can revoke your proxy at any time before it is exercised by timely delivering a properly executed, later-dated proxy or by voting in person at the Annual Meeting.

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with your instructions.

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered a stockholder of record. As a stockholder of record at the close of business on August 28, 2024, you can vote in person at the Annual Meeting or using one of the following methods:

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By Online: Vote online at the following site: (https://www.vstocktransfer.com/proxy). All online votes must be received by the Company’s stock transfer agent on or before 11:59 P.M. (EST) on October 27, 2024. Those voting online must use the shareholder control number shown on the proxy card. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By e-mail: Complete, sign, date, and scan the proxy card you received and return it to the Company’s stock transfer agent - VStock Transfer, LLC – by e-mailing it to vote@vstocktransfer.com. All votes delivered by e-mail must be received by the Company’s stock transfer agent on or before 11:59 P.M. (EST) on October 27, 2024. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Fax: Complete, sign and date the proxy card you received and return it to the Company’s stock transfer agent — VStock Transfer, LLC – by fax to (646) 536-3179. All votes delivered by Fax must be received by the Company’s stock transfer agent on or before 11:59 P.M. (EST) on October 27, 2024. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Mail: Complete, sign and date the proxy card you received and return it in the prepaid envelope pursuant to its instructions. If the prepaid envelope is missing, please mail your completed proxy card to the Company’s stock transfer agent — VStock Transfer, LLC at 18 Lafayette Place, Woodmere, New York 11598. All mailed proxies must be received by the Company’s stock transfer agent, on or before 11:59 P.M. (EST) on October 27, 2024. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board of Directors.

If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board of Directors.

If your shares are held in a stock brokerage account or otherwise held by a bank or other nominee for your benefit, you are considered the beneficial owner of those shares, and your shares are considered held in “street name”. If you hold your shares in “street name”, you will receive instructions from your bank, broker, or other nominee describing how to submit your vote for those shares. If you do not direct your bank, broker, or other nominee on how to vote such shares, they may vote your shares based on their discretion as to each matter for which they have discretionary authority under the applicable law. On those matters for which applicable law does not permit banks, brokers, or other nominees to vote in the absence of instructions from the account holder, the bank, broker, or other nominee will not be able to vote the shares (this is deemed a “broker non-vote”).

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this Proxy Statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

Quorum

Article II, Section 8 of the Company’s By-Laws, states that the presence, in person or by proxy, of the “majority of the votes entitled to be cast on a matter by a voting group shall constitute a quorum.” For this purpose, the holders of the shares of the Company’s Common Stock, Series A Preferred Stock, and the Series C Preferred Stock entitled to vote at the Annual Meeting, in the aggregate, constitutes a voting group. A quorum is required in order to transact business at the Annual Meeting. Each Proposal in this Proxy Statement sets forth the requisite vote for approval of such Proposal.

Cost of Proxy Distribution and Solicitation

The proxy accompanying this Proxy Statement is being solicited by the Board of Directors. The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of the Company, who will receive no additional compensation for soliciting. We will also request banks, brokers, and other shareholders of record to forward proxy materials to the beneficial owners of our Class A Common Stock. If required by the rules of the Securities and Exchange Commission (“SEC”), we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of shares of the Company’s Class A Common Stock. We anticipate the costs of the preparation and solicitation of proxies to be approximately $10,000.

Continuing Directors

The following directors not up for reelection continue to serve on the Board:

Class I – John (“JT”) Thatch and Robert H. Trapp, elected at the Annual Meeting of Shareholders in 2022, each to serve until the Annual Meeting of Shareholders in 2026.

Class II – Heng Fai Ambrose Chan, elected at the Annual Meeting of Shareholders in 2023 until the Annual Meeting of Shareholders in 2027.

Class III – There are no Directors nominated or selected for the Annual Shareholder Meeting on October 28, 2024.

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PROPOSAL 1 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 17, 2023, the Board appointed Grassi & Co., CPAs, P.C. (“Grassi”) to serve as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2024. The Board plans to re-appoint Grassi to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. Although we are not required to seek shareholder ratification of this appointment, the Board believes it to be a matter of good corporate governance to do so.

You may vote in favor or against this proposal. The affirmative vote of the holders of a majority of the shares of all classes and series of the Company’s stock cast at the Annual Meeting and entitled to vote thereat, provided a quorum is present, is required to approve this Proposal 2. If the appointment of Grassi is not ratified, the Board may reconsider the appointment. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its shareholders.

Grassi has been notified of the location, date, and time of the Annual Meeting. Representatives of Grassi are not required to attend and have not notified the Company that they will attend the Annual Meeting, although representatives of Grassi are welcome to attend the meeting if they so choose.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEARS ENDED MARCH 31, 2024 AND ENDING MARCH 31, 2025.

Audit and Other Fees

	Fiscal Year Ended March 31,
	2024	2023
Audit Fees	$200,250	$285,285
Audit-Related Fees	-	-
Tax Fees	43,500	62,750
All Other Fees	-	-
Total Fees	$243,750	$348,035

Audit Fees. Audit Fees reflect the aggregate fees billed by Grassi and Ankit Consulting Services for professional services related to the audit of our annual financial statements and review of our financial statements included in our Quarterly Reports on Form 10-Q, and for professional services in connection with our regulatory filings.

Tax Fees. Tax fees represent the aggregate fees billed by Ankit Consulting Services for professional services related to tax compliance, tax consultation and tax planning.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR BUSINESS AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.

** continued on next page **

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Scaled Disclosure Requirements

The Company is a Smaller Reporting Company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) and, accordingly, has conformed certain information required in this Proxy Statement to the applicable scaled disclosure rules.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Executive Officers

The following table sets forth certain information about our executive officers as of the date of this Proxy Statement.

Name	Age	Position
John (“JT”) Thatch	62	President, Chief Executive Officer, and Vice Chairman of the Board of Directors
Anthony S. Chan	60	Chief Financial Officer and Corporate Secretary

John (“JT”) Thatch served as President, Chief Executive Officer and Director from March 2018 to October 2020, served as President, Chief Executive Officer and Interim Chairman of the Board from October 2020 to July 2021, and has served as President, Chief Executive Officer and Vice Chairman of the Board since July 2021. Mr. Thatch was elected at the Company’s Annual Meeting of Shareholders in 2022 to serve as a Class I Director until the 2026 Annual Meeting. Mr. Thatch is an accomplished, energetic, entrepreneur-minded executive with the vision and knowledge to create growth and shareholder value for an organization. Mr. Thatch has successfully started, owned and operated several sized businesses in various industries that include service companies, retail, wholesale, on-line learning, finance, real estate management and technology. From 2009 to 2016, Mr. Thatch served as Chief Executive Officer of Universal Education Group and, from 2016 to present, is a minority member of Superior Wine and Spirits, LLC, a Florida-based wholesale distributor of wine and spirits. Prior to 2005, Mr. Thatch served as CEO of Orbital Energy Group, Inc. (“OEG”), a NASDAQ-listed company formerly known as OnScreen Technologies, Inc. Mr. Thatch has also served on the Board of Directors and as the lead independent director of DSS, Inc (formerly Document Security Systems, Inc.) (NYSE American: DSS) from May 2019 to October 2023. Mr. Thatch serves as HWH’s Chief Executive Officer since January 9, 2024, which is a related party company. Mr. Thatch s public company financial and management experience in the strategic growth and development of various companies qualify him to serve as Chief Executive Officer.

Anthony S. Chan served as the Company’s Chief Financial Officer since his appointment by the Board in November 2021 and has served as the Company’s Chief Financial Officer and Corporate Secretary since April 3, 2023. From February 2022 to March 2024, Mr. Chan served as Chief Operating Officer of Alset, Inc. (NASDAQ:AEI), a major shareholder of the Company. Prior to his appointment by the Company’s Board, Mr. Chan has served, since 2014, as President and Co-founder of CA Global Consulting, Inc. and, since 2020, as Director of Assurance and Advisory Services of Wei, Wei & Co., LLP, a PCAOB-registered public accounting firm. Prior to that, Mr. Chan served as Chief Financial Officer of several public companies, including Sino-Global Shipping America, Ltd (NASDAQ:SINO), Helo Corp. (OTC:HLOC) and SPI Energy Company, Ltd. (NASDAQ:SPI). Mr. Chan is certified public accountant registered with the State of New York.

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Board of Directors

The following table sets forth certain information about our directors as of the date of this Proxy Statement.

Name	Age	Position
Heng Fai Ambrose Chan	79	Executive Chairman of the Board of Directors
John (“JT”) Thatch	62	President, Chief Executive Officer, and Vice Chairman of the Board of Directors
Robert H. Trapp	69	Director

Heng Fai Ambrose Chan has served as a Class II Director since April 2020 and as Chairman of the Board since July 2021. Mr. Chan is an accomplished global business leader with over 45 years of experience and specializes in financial restructurings and corporate transformations of emerging growth businesses. Some of the companies that he has founded, rescued, or transformed include American Pacific Bank (USA), China Gas Holdings Limited, a HKSE listed company, Heng Fai Enterprises Limited (now known as Zensun Enterprises Limited), a HKSE listed company, Global Med Technologies, Inc., a private U.S. medical software company, and Sing Haiyi Group Limited (now known as SingHaiyi Group Pte. Ltd.), a property development company in Singapore which was listed on SGX. Mr. Chan has served as a director and a Chairman of the Board of Alset Inc., a Nasdaq listed company, since March 2018. Mr Chan has served as a director of Alset International Limited, a multinational holding company listed on SGX since May 2013, as its CEO since March 2014 and as its Executive Chairman of the Board since June 2017. Mr. Chan has served as director of DSS, Inc., a NYSE listed company, since January 2017, as its Chairman of the Board since March 2019. Mr. Chan has served as an Executive Director and Executive Chairman of the Board of HWH International Inc. (formerly known as Alset Capital Acquisition Corp), a Nasdaq listed company, since October 2021 and served as its CEO from October 2021 to January 2024. Mr. Chan has served as a director of Value Exchange International Inc., a company listed on OTC Markets, since December 2021. Mr. Chan has served as an Executive Director of Hapi Metaverse Inc. (formerly known as GigWorld Inc.), a public company reporting to SEC since October 2014 and as its Chairman of the Board since December 2017. Mr. Chan has served as an Executive Director of LiquidValue Development Inc., a public company reporting to SEC, since January 2017, as its Chairman of the Board and CEO since December 2017. Mr. Chan has served as a director and Chairman of the Board of Impact BioMedical Inc., a public company reporting to SEC, since October 2018 and as its CEO since September 2020.

Mr. Chan served as a director of OptimumBank Holdings, Inc., a Nasdaq listed company from June 218 to April 2022. Mr. Chan served as a director of RSI International Systems, Inc.. a Toronto Stock Exchange listed company, from June 2014 to February 2019. Mr. Chan served as a director of Holista Colltech Limited, an ASX listed company, from July 2013 to June 2021. Mr. Chan served as a director of Global Medical REIT Inc., a NYSE listed company, from December 2013 to July 2015. Mr. Chan served as Executive Chairman of the Board of China Gas Holdings Limited, a HKSE listed company, from 1997 to November 2002. Mr. Chan served as a Managing Chairman of Zensun Enterprises Limited (formerly known as ZH International Holdings Limited and Heng Fai Enterprises Limited), a HKSE listed company, from 1992 to July 2015. Mr. Chan served as a Managing Director of SingHaiyi Group Limited (now known as SingHaiyi Group Pte. Ltd.), a property development company in Singapore which was listed on SGX, from March 2003 to September 2013.

John (“JT”) Thatch served as President, Chief Executive Officer and Director from March 2018 to October 2020, served as President, Chief Executive Officer and Interim Chairman of the Board from October 2020 to July 2021, and has served as President, Chief Executive Officer and Vice Chairman of the Board since July 2021. Mr. Thatch was elected at the Company’s Annual Meeting of Shareholders in 2022 to serve as a Class I Director until the 2026 Annual Meeting. Mr. Thatch is an accomplished, energetic, entrepreneur-minded executive with the vision and knowledge to create growth and shareholder value for an organization. Mr. Thatch has successfully started, owned and operated several sized businesses in various industries that include service companies, retail, wholesale, on-line learning, finance, real estate management and technology. From 2009 to 2016, Mr. Thatch served as Chief Executive Officer of Universal Education Group and, from 2016 to present, is a minority member of Superior Wine and Spirits, LLC, a Florida-based wholesale distributor of wine and spirits. Prior to 2005, Mr. Thatch served as CEO of Orbital Energy Group, Inc. (“OEG”), a NASDAQ-listed company formerly known as OnScreen Technologies, Inc. Mr. Thatch has also served on the Board of Directors and as the lead independent director of DSS, Inc (formerly Document Security Systems, Inc.) (NYSE American: DSS) from May 2019 to October 2023. Mr. Thatch serves as HWH’s Chief Executive Officer since January 9, 2024, which is a related party company. Mr. Thatch s public company financial and management experience in the strategic growth and development of various companies qualify him to serve as Chief Executive Officer.

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Robert H. Trapp was appointed by the Board in November 2020 as a Class I Director, to serve until the Annual Meeting of Shareholders in 2022, or until his successor is elected and qualified. Mr. Trapp is a highly accomplished senior executive with 36 years of cross-cultural business experience with both publicly owned and private companies and a diverse background of experience in industries such as hospitality, finance, real estate, mining, software, biotech and consumer goods. More specifically, Mr. Trapp’s experience includes over 35 years of demonstrated achievements as a Director, President, CEO, Managing Director, CFO, Treasurer and Corporate Secretary of numerous companies operating in Japan, Hong Kong, Canada, and the United States. Mr. Trapp earned a Bachelor of Applied Arts – Hospitality & Tourism Management degree from Ryerson University (Toronto) in Ontario, Canada, and a Bachelor of Commerce degree from the University of Calgary in Alberta, Canada.

There have been no arrangements or understandings between: (a) a director or an executive officer of the Company and (b) any other person pursuant to which such director was appointed to the Board or selected as a nominee, or such executive officer was selected as an officer.

Corporate Governance

We are committed to conducting our business in a way that reflects best practices and high standards of legal and ethical conduct. To that end, our Board has approved and oversees the implementation of (i) a Code of Business Conduct and Ethics; (ii) a Conflicts of Interest Policy; and (iii) a Whistleblower Policy (collectively, the “Governance Conduct Standards”), as further discussed below. The policies contained in our Governance Conduct Standards embody the principles, policies, processes and practices followed by our Board, executive officers and employees in governing us.

Family Relationships

There are no family relationships among our directors, among our executive officers, or between any director and any executive officer of the Company.

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Directorships and Common Directorships

Mr. Chan is a Director of the Company, also serve on the board of directors of HWH International Inc. (“HWH”) (NASDAQ). JT Thatch is the CEO of HWH. HWH is a major shareholder of the Company.

In addition, Mr. Chan currently serves on the board of directors of DSS, Inc., formerly Document Security Systems, Inc. (NYSE:DSS). Hapi Metaverse Inc. (formerly GigWorld Inc.)(OTC:GIGW), Value Exchange International, Inc. (OTCQB:VEII), DSS (NYSEAMERICAN), and ALSET, Inc. (NASDAQ:AEI).  Mr. Chan previously served on the board of directors of OptimumBank Holdings, Inc. (NASDAQ:OPHC) until 2022, RSI International Systems, Inc. (TSXV:RSY.H) until 2019, and Global Medical REIT, Inc. (NYSE:GMRE) until 2015.

In addition, Mr. Thatch currently serves on the board of directors of American Premium Water Corporation (OTC:HIPH).

Mr. Trapp also serves on the board of directors of Value Exchange International, Inc. (OTCQB:VEII), and ALSET, Inc. (NASDAQ:AEI). Mr. Trapp previously served on the board of directors of American Premium Water Corporation (OTC:HIPH), Theralink Technologies, Inc. (OTC:THER), Amarantus Bioscience Holdings Inc. (OTCM:AMBS) until 2017, and Hapi Metaverse Inc. (formerly GigWorld Inc.)(OTC:GIGW) until 2015.

Director Compensation

During the fiscal year ended March 31, 2024, the Company’s independent Directors received compensation pursuant to the compensation program for independent Directors established in 2022. Under the program, each independent Director receives $2,083.33 per Board meeting attended, for up to twelve (12) meetings during a year (up to $25,000 in compensation annually). In addition, independent Directors receive $5,000 per each additional meeting after twelve (12) meetings. During the fiscal year ended March 31, 2024, and 2023, Mr. Trapp received aggregate compensation of approximately $8,333 each year for his services as a director. During the fiscal year ended March 31, 2024 and 2023, Directors received no other compensation for their services as Directors.

Election of Directors and Officers

The Company’s Board of Directors consists of three (3) classes as indicated below. Directors hold office until the Company’s Annual Meeting of Shareholders in the year specified when each Director is elected or until the election/qualification of their respective successors. Our By-Laws permit our Board to fill any Board vacancy and such appointed Director may serve until the next Annual Meeting of Shareholders in which his/her director class is up for election, or until the election/qualification of their successor. Officers are elected annually by the Board and hold office at the discretion of the Board.

Board of Directors Classes

The following directors serve on the Board and are expected to serve until his/her director class is up for election or until the election/qualification of their respective successors:

Class I – John (“JT”) Thatch and Robert H. Trapp were elected at the 2022 Annual Meeting of Shareholders, each to serve until the Annual Meeting of Shareholders in 2026.

Class II –Heng Fai Ambrose Chan, elected at the Annual Meeting of Shareholders in 2023 until the Annual Meeting of Shareholders in 2027.

Class III –There are no Directors nominated or selected for the Annual Shareholder Meeting on October 28, 2024.

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Legal Proceedings

Except as otherwise indicated below, to the knowledge of the Company after reasonable inquiry, no current Director or executive officer of the Company during the past ten years, has (i) been convicted in a criminal proceeding (excluding traffic violations or other minor offenses), (ii) been a party to any judicial or administrative proceeding (except for any matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws, (iii) filed a petition under federal bankruptcy laws or any state insolvency laws or has had a receiver appointed for the person’s property or (iv) been subject to any judgment, decree or final order enjoining, suspending or otherwise limiting for more than 60 days, the person from engaging in any type of business practice, acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, (v) been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated, (vi) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated, (vii) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (a) any Federal or State securities or commodities law or regulation, (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity, or (viii) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

No current Director or executive officer of the Company is a party adverse to the Company or any of its subsidiaries in any legal proceeding.

Board Leadership and Role in Risk Oversight

Our Board recognizes that selecting the optimal executive leadership structure and the proper combination or separation of roles, such as the Chief Executive Officer and Chairman roles, must closely consider and be driven by the needs of the Company at any point in time. The Board has not formally adopted an overall policy requiring combination or separation of leadership roles and our governing documents do not mandate a particular executive management structure. The Board reserves the right to modify the leadership structure as needed to best meet the changing needs of the Company from time to time.

The Board oversees our shareholders’ interest in the long-term health and the overall success of the Company and its financial strengths. The full Board is actively involved in overseeing risk management for the Company. It does so in part through discussion and review of our business, financial and corporate governance practices and procedures. The Board, as a whole, reviews the risks confronted by the Company with respect to its operations and financial condition, establishes limits of risk tolerance with respect to the Company’s activities and ensures adequate property and liability insurance coverage.

Meetings of the Board and Actions by Written Consent of the Board

During the fiscal year ended March 31, 2024, there was one meeting of the Board and ten actions of the Board by the written consent of the Directors in the absence of a Board meeting. Each such meeting and action by written consent, included the participation of all incumbent Directors at the time of such meeting or action by written consent.

Stockholder Communications

A stockholder may communicate with the Board by directing a written request addressed to our President and Chief Executive Officer at the address appearing on the first page of this Proxy Statement.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and Directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on such forms furnished to us by our officers and directors and by persons who own more than ten percent of a registered class of our equity securities, we believe that during the fiscal year ended March 31, 2024, all such reports were filed in a timely manner.

Director Independence and Board Committees

The Company’s shares of Common Stock are currently quoted on the OTC Pink Sheets, which does not require that certain of the Company’s directors qualify as independent or establish a standard for the determination of a director’s independence. The Board of Directors has determined to apply the independence standards under the

Listing Rules of Nasdaq to make this determination. Nasdaq provides that an “independent director” is a person other than an executive officer or employee of a company or any other individual having a relationship with which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The rules provide that a director cannot be considered independent if:

● the director is, or at any time during the past three years was, an employee of the Company;

● the director or a family member of the director accepted any compensation from the Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

● the director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer

● the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officer of the Company served on the compensation committee of such other entity;

● the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions); or

● the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the company’s audit.

Under such definitions, our Board of Directors has undertaken a review of the independence of each director and will review the independence of any new directors based on information provided by each director concerning their background, employment, and affiliations, in order to make a determination of independence. Our Board of Directors has determined that Mr. Robert H. Trapp is an independent director.

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Committees of the Board of Directors

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of the Company’s Board of Directors. Our Board does not believe that it is practical due to the limited number of directors currently serving, nor necessary to have such committees at this point because it believes the functions of such committees can be adequately performed by the Board as a whole. A compensation committee made up of members of management, including non-independent Board members, has been commissioned by the Board and is chartered and operating to assist the Board with executive compensation-related matters.

We have not adopted procedures by which security holders may recommend nominees to our Board.

Audit Committee Financial Expert

The Board does not currently have an Audit Committee. The duties of members of an Audit Committee are currently carried out by the Board as a whole.

Code of Business Conduct and Ethics

Our Board of Directors has adopted (i) a Code of Business Conduct and Ethics and (ii) a Conflicts of Interest Policy that apply to our directors, officers, and employees. Copies of these documents are available in print to any person, without charge, upon written request to our Investor Relations Department at 5200 Tennyson Parkway, Suite 400, Plano, Texas 75024.

Whistleblower Policy

Sharing Services Global Corporation is committed to the conduct of its business with honesty and integrity. Accordingly, the Company’s Board of Directors has adopted a formal policy (the “Whistleblower Policy”) that requires its Directors, officers, employees, and volunteers (each, a “Company Individual”) to observe high standards of business and personal ethics in the conduct of their duties and responsibilities. As such, the policy: (a) encourages and enables Company Individuals to raise concerns regarding suspected illegal or unethical conduct or practices or violations of the Company’s policies on a confidential and, if desired, anonymous basis, (b) protects Company Individuals from retaliation for raising any such concerns, and (c) establishes policies and procedures for the Company to receive and investigate reported concerns and address and correct inappropriate conduct and actions. Under the Company’s Whistleblower Policy, a Corporate Individual has a responsibility to report in good faith any concerns about actual or suspected violations of the Company’s policies or any federal, state, or local law or regulation governing the Company’s operations (each, a “Concern”). The concerns reportable include but are not limited to financial improprieties, accounting or audit matters, ethical violations, or other similar illegal or improper practices, such as: fraud, theft, embezzlement, bribery or kickbacks, undisclosed conflict of interest, and similar matters.

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Under the policy, no Company Individual who in good faith reports a Concern or participates in a review or investigation of a Concern shall be subject to harassment, retaliation, or, in the case of an employee, adverse employment consequences because of such report or participation. This protection extends to each Company Individual who report in good faith, even if the allegations are, after an investigation, not substantiated.

The Company’s Whistleblower Policy provides for Concerns to be reported in writing to the Company’s Chief Executive Officer (the “Compliance Officer”). The Compliance Officer, in turn, is required (a) to promptly investigate or oversee the investigation of each reported Concern, (b) to advice the Board of Director of each reported Concern, and (c) to report relevant compliance activity to the Board of Directors at each regularly scheduled Board meeting. Further, the Compliance Officer is required to promptly notify the Board of Directors of any Concerns regarding accounting practices, internal controls, or auditing matters, and shall work with the Board of Directors until the matter is resolved.

EXECUTIVE COMPENSATION

DIRECTOR AND OFFICER COMPENSATION

Director Compensation

During the fiscal year ended March 31, 2024, the Company’s independent directors received compensation pursuant to the compensation program for independent directors established in 2022. Under the program, each independent director receives $2,083.33 per Board meeting attended, for up to twelve (12) meetings during a year (up to $25,000 in compensation annually). In addition, independent directors receive $5,000 per each additional meeting after twelve (12) meetings. During the fiscal year ended March 31, 2024, and 2023, Mr. Trapp received an aggregate compensation of approximately $8,333 each year for his services as a director. During the fiscal year ended March 31, 2024, and 2023, directors received no other compensation for their services as directors.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to the named executive officers for all services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended March 31, 2024, and 2023:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Cash Bonus ($)	Stock Warrant Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
John (“JT”) Thatch	2024	360,006	-	-	-	46,500	406,507
President, Chief Executive Officer and Director (principal executive officer)	2023	360,006	-	143,559	-	52,118	555,683
Anthony S. Chan (1)	2024	270,000	-	-	-	32,466	302,466
Chief Financial Officer and Corporate Secretary	2023	270,000	-	-	-	30,626	300,626
Catherine J. McCain (2)	2024	70,673	-	-	-	5,611	76,284
Former General Counsel and Corporate Secretary	2023	345,000	-	106,099		55,702	506,801

(1)	Anthony S. Chan has served as Chief Financial Officer of the Company since his appointment by the Board in November 2021, and as Chief Financial Officer and Corporate Secretary since April 3, 2023.
(2)	Catherine J. McCain served as General Counsel and Corporate Secretary of the Company until her resignation effective April 3, 2023.

Narrative Disclosure to Summary Compensation Table

Mr. Thatch   served as President, Chief Executive Officer and Director from March 2018 to October 2020, served as President, Chief Executive Officer and Interim Chairman of the Board from October 2020 to July 2021, and has served as President, Chief Executive Officer and Vice Chairman of the Board since July 2021. Mr. Thatch was elected at the Company’s Annual Meeting of Shareholders in 2022 to serve as a Class I Director until the 2026 Annual Meeting. Under the terms of Mr. Thatch’s employment agreement, Mr. Thatch may earn an incentive bonus subject to the achievement of certain consolidated operating performance goals by the Company during each fiscal quarterly measurement period. Amounts reported under “All Other Compensation” above represents, cell phone allowance, employer contribution to 401(k) Plan, car allowance, and reimbursement of health care insurance premiums for Mr. Thatch’s spouse, and reimbursement of club membership dues, pursuant to Mr. Thatch’s employment agreement. References to Mr. Thatch’s employment agreement are to the Amended and Restated Executive Employment Agreement between the Company and Mr. Thatch effective May 16, 2019, which agreement has an initial term of five (5) years. The Summary Compensation Table above does not reflect $12,000 and $12,000 reimbursed to Mr. Thatch in the fiscal year 2023 and 2022, respectively, for costs associated with his office in Florida. On May 17, 2024, Mr. Thatch executed a new employment agreement with the company with the same salary amount and certain benefits to serve on a month to month basis, with a 90 day notice for termination.

Mr. Anthony S. Chan has served as Chief Financial Officer of the Company since his appointment by the Board in November 2021, and as Chief Financial Officer and Corporate Secretary since April 3, 2023. Amounts reported under “All Other Compensation” above represents cell phone allowance, employer contribution to 401(k) Plan, and reimbursement of health care insurance premiums for Mr. Chan’s family, pursuant to Mr. Chan’s employment agreement, which agreement has an initial term of three (3) years.

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Ms. McCain served as the Company’s General Counsel and Corporate Secretary pursuant to a General Counsel Employment Agreement between Ms. McCain and Sharing Services Global Corporation effective June 1, 2019, and an Amended and Restated Executive Employment Agreement between Ms. McCain and certain consolidated subsidiaries of the Company, from May 15, 2019 (the “May 2019 Employment Agreement”) until her resignation effective April 3, 2023. Under the terms of the May 2019 Employment Agreement, Ms. McCain could earn a cash bonus and an incentive bonus, with such incentive bonus being subject to the achievement of certain consolidated operating performance goals by the Company during each fiscal quarterly measurement period. In addition, pursuant to the terms of the May 2019 Employment Agreement, in May 2020, Ms. McCain was awarded a fully vested warrant to purchase up to 1,875,000 shares of the Company’s Class A Common Stock at an exercise price per share indexed to the price of such common stock, in May 2021, Ms. McCain was awarded a fully vested warrant to purchase up to 1,875,000 shares of the Company’s Class A Common Stock at an exercise price per share indexed to the price of such common stock and, in May 2022, Ms. McCain was awarded a fully vested warrant to purchase up to 1,875,000 shares of the Company’s Class A Common Stock at an exercise price per share indexed to the price of such common stock. Amounts reported under “All Other Compensation” above represents car allowance, cell phone allowance, employer contribution to 401(k) Plan, car allowance, and reimbursement of health care insurance premiums for Ms. McCain’s family, reimbursement of professional membership dues, continuing professional education expenses, reimbursement of tennis membership dues, and fees paid to third party professionals for income tax return preparation, and financial, tax and estate planning services, pursuant to the May 2019 Employment Agreement.

Outstanding Equity Awards

The Board has not adopted a formal stock-based compensation plan. Prior to the date of this Proxy Statement, the Board has granted awards of equity instruments to Mr. Thatch in connection with his respective employment agreement. Except as indicated below, all such equity instruments have been exercised as of the date of this Proxy Statement.

The table below summarizes all unexercised options or warrants, vested and not vested, and any other equity-type awards for each named executive officer outstanding as of March 31, 2024:

	OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION or WARRANT AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options or Warrants (#) Exercisable	Number of Securities Underlying Unexercised Options or Warrants (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option or Warrant Exercise Price ($)	Option or Warrant Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John (“JT”) Thatch (1)	8,444,663		8,444,663	$0.0001	2-20-2028	-	-	-	-

(1) Effective February 20, 2023, the Company’s Board of Directors awarded Mr. Thatch a fully vested warrant to purchase up to 8,444,663 shares of the Company’s Common Stock, at the exercise price of $0.0001 per share.

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Pay Versus Performance

The following table and supporting narrative contain information regarding compensation actually paid to our named executive officers and the relationship to company performance.

	Summary Compensation Table Total for the		Average Summary Compensation Table Total for Non-PEO		Value of Initial Fixed $100 Investment
Year	Principal Executive Officer (“PEO”)	Compensation Actually Paid to the PEO	Named Executive Officers (“NEOs”)	Average Compensation Actually Paid to the NEOs	Total Shareholder Return (“TSR”)	Net Income (Loss)
2024	$406,507	$360,006	$378,750	$340,673	$-	$(6,711,537)
2023	$555,683	$360,006	$807,427	$615,000	$-	$(37,685,163)
2022	$432,953	$360,006	$930,137	$443,527	$-	$(17,106,497)

Additional Narrative Disclosure

Under the terms of Mr. Thatch’s employment agreement, upon termination of employment or change in control event, as defined in the employment agreement, or otherwise upon termination of employment by the Company for any reason other than cause, as defined in the employment agreement, or upon the executive’s resignation for good reason, as defined in the employment agreement, the Company is obligated to pay the executive an amount equal to three months’ base salary and a pro-rata portion of the incentive pay that the executive would have earned in the year of termination, except for the fact that such termination occurred.

Under the terms of Mr. Chan’s employment agreement, upon termination of employment by the Company for any reason, or by the executive for any reason, the Company is obligated to pay the executive an amount equal to six months’ base salary.

Under the terms of Ms. McCain’s employment agreement, upon termination of employment within one year of a change in control event, as defined in the employment agreement, or otherwise upon termination of employment by the Company for any reason other than cause, as defined in the employment agreement, or upon the executive’s resignation for good reason, as defined in the employment agreement, the Company is obligated to pay the executive: (a) an amount equal to 36 months’ base salary base salary, (b) a pro-rata portion of the incentive pay that the executive would have earned in the year of termination, except for the fact that such termination occurred, (c) an amount equal to the Company’s cost for 24 months’ of customary employee benefits for which the executive qualified for at the time of termination, grossed up so that the after tax value of the payment equals the value of such benefits to the executive at the time of termination, and (d) an amount equal to the present value of the contributions to a retirement plan that the Company would have made for the executive’s benefit during the 24 months following termination, except for the fact that such termination occurred, grossed up so that the after tax value of the payment equals the present value of the retirement benefit to the executive at the time of termination. Ms. McCain resigned from all positions with the Company and the Company’s subsidiaries effective April 3, 2023.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

SEC regulations require that we disclose any transaction, arrangement, or relationship in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which a “related person” had or will have a direct or indirect material interest. For this purpose, a related person is: (i) a director, an executive officer, or a director nominee in this Proxy Statement, (ii) a beneficial owner of more than 5% of any class of the Company’s voting securities, (iii) an immediate family member of a director, an executive officer, a director nominee in this Proxy Statement, or a beneficial owner of more than 5% of any class of the Company’s voting securities, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest.

Alset Inc.

On January 17, 2024, the Company executed a convertible promissory note for $250,000 with Alset Inc, a Texas corporation (“Alset”) and a shareholder of the Company. The convertible promissory note (“Alset Note”) bears a 10% interest per annum and had an origination fee of $25,000 which is payable in cash or convertible into common shares of the Company at the option of Alset. The note and related accrued interest shall be due and payable in full on the earliest of (i) six months from the date of issuance; (ii) the acceleration of the Alset Note upon an occurrence of an event of default (as defined in the Alset Note); (iii) the third business day after the holder has delivered the Company a written demand for payment of the Alset Note; or (iv) upon the Company’s successful listing on The Nasdaq Stock Market LLC. Alset may, at its option, at any time during the term of the Alset Note, redeem a portion or all amounts of outstanding principal amount, without incurring penalties, additional interest, or other fees or charges.

HWH International Inc.

On March 18, 2024, the Company entered into a securities purchase agreement with HWH International Inc., a Delaware corporation (“HWH”) whereby the Company issued to HWH (i) a convertible promissory note in an aggregate principal amount of $250,000.00 which shall be convertible into 208,333,333 shares of the Company’s common stock at the option of HWH and (ii) a common stock purchase warrant agreement which shall be exercisable into up to 208,333,333 shares of the Company’s common stock for an aggregate purchase price of $250,000. The convertible promissory note (the “HWH Note”) bears a 6% interest per annum and had a commitment fee of $15,000. The note, together with any accrued interest reduced by any unamortized prepaid interest shall, at the discretion of HWH, either be repaid in cash and/or convert into shares of common stock of the Company at a conversion rate of $0.0012 per share; and it shall be due and payable in full on the earliest of: (i) the third anniversary of the note; (ii) the acceleration of the note upon the occurrence of an event of default (as defined in the note); or (iii) on the fifth business day after HWH has delivered to the Company a written demand for payment of this Note. The Company may, at its option, at any time during the term of the HWH Note, redeem a portion or all amounts of outstanding Principal Amount, without incurring penalties, additional interest, or other fees or charges. The purchase price of one share of common stock of the Company under this warrant shall be equal to $0.0012. The exercise period for each warrant will be five years from the date of this warrant. On June 19, 2024, the Company and HWH executed an amended to revise the conversion rate from $0.0001 to $0.002.

On May 9, 2024, the Company entered into a securities purchase agreement (the “May HWH SPA”) with HWH whereby the Company issued to HWH a convertible promissory note (the “May HWH Note”) in an aggregate principal amount of $250,000, for a purchase price of $250,000. The May HWH Note bears interest at 8% per annum, contains a commitment fee of $20,000, and at the option of HWH, convertible into 125,000,000 shares of Common Stock. The May HWH Note, together with any accrued interest, reduced by any unamortized prepaid interest shall, at the discretion of HWH, either be repaid in cash and/or convert into shares of Common Stock of the Company at a conversion rate of $0.002 per share; due and payable in full on the earliest of: (i) the third anniversary of the May HWH Note; (ii) the acceleration of the May HWH Note upon the occurrence of an event of default (as defined in the May HWH Note); or (iii) on the fifth business day after HWH has delivered to the Company a written demand for payment of the May HWH Note. The Company may, at its option, at any time during the term of the May HWH Note, redeem a portion or all amounts of outstanding principal amount, without incurring penalties, additional interest, or other fees or charges.

On June 6, 2024, the Company entered into a securities purchase agreement (the “June HWH SPA”) with HWH whereby the Company issued to HWH a convertible promissory note (the “June HWH Note”) in an aggregate principal amount of $250,000, for a purchase price of $250,000. The June HWH Note bears interest at 8% per annum and contains a commitment fee of $20,000. The June HWH Note, together with any accrued interest, reduced by any unamortized prepaid interest shall, at the discretion of HWH, either be repaid in cash and/or converted into 2,500,000,000 shares of Common Stock at a conversion rate of $0.0001 per share; due and payable in full on the earliest of: (i) the third anniversary of the June HWH Note; (ii) the acceleration of the June HWH Note upon the occurrence of an event of default (as defined in the June HWH Note); or (iii) on the fifth business day after HWH has delivered to the Company a written demand for payment of the June HWH Note. The Company may, at its option, at any time during the term of the June HWH Note, redeem a portion or all amounts of outstanding principal amount, without incurring penalties, additional interest, or other fees or charges.

On June 19, 2024, the Company and HWH entered into an addendum to the June HWH SPA and June HWH Note to amend: (i) the number of shares of Common Stock convertible under the June HWH Note from 2,500,000,000 to 125,000,000; and (ii) the conversion rate from $0.0001 to $0.002.

On August 13, 2024, Sharing Services Global Corporation (the “Company”) entered into a securities purchase agreement with HWH International Inc., a Delaware corporation (“HWH”) pursuant to which it issued and sold to HWH a convertible promissory note for an aggregate principal amount of $100,000 (the “HWH August Note”) convertible into 50,000,000 shares of Company Common Stock. The HWH August Note contains a commitment fee of 8% payable in cash or at the option of the holder may be convertible into shares of Common Stock. The HWH August Note bears interest at 8% per annum, paid quarterly in cash or at the option of the holder, shares of Common Stock of the Company. The maturity date and related accrued interest is the earliest of (i) the third anniversary of the date of issuance; (ii) the acceleration of the HWH August Note upon an occurrence of an event of default (as defined in the HWH August Note); (iii) the fifth business day after the holder has delivered the Company a written demand for payment of the HWH August Note. HWH may, at its option, at any time during the term of the HWH August Note, redeem a portion or all amounts of outstanding principal amount, without incurring penalties, additional interest, or other fees or charges.

Mr. Chan, the Company’s chairman is the executive chairman and a director of HWH; Mr. Thatch, the Company’s chief executive officer (CEO) is the CEO of HWH.

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Decentralized Sharing Systems, Inc.

In April 2021, the Company and DSSI entered into a Securities Purchase Agreement, pursuant to which DSSI granted a $30.0 million loan to the Company in exchange for: (a) a Convertible Promissory Note in the principal amount of $30.0 million (the “Note”) in favor of DSSI, and (b) a detachable Stock Warrant to purchase up to 150,000,000 shares of the Company’s Class A Common Stock, at $0.22 per share. At any time during the term of the Note, all or part of the Note, including the principal amount less unamortized prepaid interest, if any, plus any accrued interest can be converted into shares of the Company’s Class A Common Stock at the rate of $0.20 per share, at the option of the holder. Under the terms of the loan agreement, the Company agreed to pay to DSSI a loan origination fee of $3.0 million, payable in shares of the Company’s Class A Common Stock, with the number of shares to be calculated at the rate of $0.20 per share. In April 2021, Sharing Services issued 27.0 million shares of its Class A Common Stock to DSSI, including 15.0 million shares in payment of the loan origination fee and 12.0 million shares in prepayment of interest on a loan for the first year.

In January 2022, the Company and DSS who, together with its subsidiaries, entered into a one-year Business Consulting Agreement (the “Consulting Agreement”) pursuant to which the DSS will provide to the Company certain consulting services, as defined in the Consulting Agreement. The Consulting Agreement may be terminated by either party on a 60-day’s written notice. In connection with the Consulting Agreement, the Company agreed to pay DSS and flat monthly fee of sixty thousand dollars ($60,000) and DSS received a fully vested detachable Stock Warrant to purchase up to 50.0 million shares of the Company’s Class A Common Stock, at the exercise price of $0.0001 per share. On the effective date of the Consulting Agreement, the closing price of the Company’s common stock was $0.07 per share and the fair value of the Stock Warrant was $3.5 million. The fair value of the Stock Warrant is being recognized as consulting expense over the term of one year. During the fiscal year ended March 31, 2023 and 2022, the Company recognized consulting expense of approximately $3.5 million and $0.8 million, respectively, in connection with the Consulting Agreement. No service was recognized during the fiscal year ended March 31, 2024. In February 2022, the Company issued 50.0 million shares of its Common Stock Class A to DSS in connection with exercise of the Stock Warrant. As of March 31, 2023, the prepaid consulting expense of $2.9 million was fully amortized on the Company’s consolidated financial statements.

On June 15, 2022, the Company and DSSI entered into a Securities Purchase Agreement (the “SPA”), pursuant to which the Company issued: (a) a Convertible Promissory Note in the principal amount of $27.0 million (the “2022 Note”) in favor of DSSI and (b) a detachable Warrant to purchase up to 818,181,819 shares of the Company’s Class A Common Stock (the “Warrant”), at $0.033 per share, in exchange for the $27.0 million. The 2022 Note bears interest at the annual rate of 8% and is due and payable on demand or, if no demand, on May 1, 2024. At any time during the term of the 2022 Note, all or part of the Note may be converted into up to 818,181,819 shares of the Company’s Class A Common Stock, at the option of the holder. In connection with the loan, the Company agreed to pay to DSSI a loan Origination Fee of $270,000. In addition, DSSI agreed to surrender to the Company all DSSI’s rights pursuant to: (a) a certain Convertible Promissory Note in the principal amount of $30.0 million issued by the Company in April 2021 in favor of DSSI, and (b) a certain detachable Warrant to purchase up to 150,000,000 shares of the Company’s Class A Common Stock, at $0.22 per share, issued concurrently with such $30.0 million note. The Company recognized the transaction with DSSI as a debt extinguishment in accordance with GAAP. Since DSSI is a related party, the difference between the fair value of the new equity instruments and the carrying value of the retired equity instruments was recognized as a capital contribution within additional paid-in capital in the Company’s consolidated financial statements.

On February 3, 2023, the Company mutually agreed with DSS to enter into a Letter Agreement (the “DSS Letter Agreement”), pursuant to which the Company and DSS have agreed to terminate and release all obligations of the Consulting Agreement effective as of December 31, 2022. In accordance with the DSS Letter Agreement, the Company also agreed to issue 33,333,333 shares of the Company’s Common Stock in lieu of cash payment to satisfy the accrued and unpaid service fees equal to $700,000 owed to DSS under the Consulting Agreement.

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On February 28, 2023, the Company and DSSI mutually agreed in a Letter Agreement (the “First DSSI Letter Agreement”) to a mutual settlement of the interest accrued on the 2022 Note issued by the Company to DSSI. In accordance with the DSSI Letter Agreement, the Company agreed to issue 26,285,714 shares of the Company’s Common Stock, at a price per share of $0.021 in lieu of cash payment to satisfy the accrued and unpaid interest through and including December 31, 2022, in the amount of $552,000 owed to DSS.

On March 24, 2023, the Company, DSS and DSSI, entered into a Securities Exchange and Amendment Agreement (the “Agreement”) pursuant to which the parties agreed to: (1) exchange and surrender of the Assigned 60 million Warrants in exchange for 693,194 shares of the Company’s Class A common stock; (2) exchange and surrender the Service Warrants of 818,181,819 warrants for 9,452,647 shares of the Company’s Class A common stock; (3) exchange and surrender the DSSI Warrants; and (4) amend the 2022 Note by removing all conversion rights granted by the 2022 Note in exchange for 14,854,159 shares of the Company’s Class A common stock. The Company issued 25,000,000 shares of the Company’s Class A Common Stock in full satisfaction, exchange and payment for the exchanges and amendments set forth in the Agreement. The Company recognized the transaction with DSSI as a debt extinguishment in accordance with GAAP. Since DSSI is a related party, the difference between the fair value of the new equity instruments and the carrying value of the retired equity instruments was recognized as a deemed dividend on the Company’s consolidated financial statements.

On April 17, 2023, the Company and DSSI mutually agreed in a subsequent Letter Agreement (the “Second DSSI Letter Agreement”) to a mutual settlement of the interest accrued on the 2022 Note between January 1, 2023, through and including March 31, 2023. In accordance with the Second DSSI Letter Agreement, the Company agreed to issue 28,877,005 shares of the Company’s Common Stock, at a price per share of $0.0187 in lieu of cash payment to satisfy the accrued and unpaid interest between January 1, 2023, through and including March 31, 2023, in the amount of $540,000 owed to DSSI.

On May 4, 2023, DSS and DSSI distributed, in the aggregate, 280,528,500 shares of SHRG they then held to DSS, Inc. shareholders in connection with the Form S-1 (file no. 333-271184) initially filed with the Securities and Exchange Commission on April 7, 2023, and declared effective on April 25, 2023. Accordingly, after the distribution, DSS ceased to be a majority shareholder of the Company.

Effective June 30, 2023, subject to the terms of a certain Loan Purchase Contract, Assignment of Note and Liens and Other Loan Documents, and Note Allonge document, DSSI purchased from SHRG a Stemtech promissory note in the amount of $1.4 million, along with all SHRG’s rights in any Stemtech warrants, for a purchase price of $1.1 million, with the financial terms generally summarized as follows: (a) DSSI pays the $1.1 million purchase price by crediting the $27.0 million loan, first to interest and then to principal, and (b) DSSI acquired ownership of certain $1.4 million promissory note payable by Stemtech, free and clear of any liens, and any equity or warrant interest in the Stemtech that SHRG may have held. As of June 30, 2023, as a result of the transaction, the Company no longer has an investment in Stemtech.

On July 1, 2023, the Company and DSSI, entered into a Securities Purchase Agreement, pursuant to which the Company purchased 1,000 shares of common stock, par value $0.001 per share, (the “Shares”) representing all of the issued and outstanding shares of common stock of HWH World, Inc., a Texas corporation (“HWHW”). The Company purchased the Shares for a consideration of (i) $10 paid immediately in cash, and (ii) up to $711,300 payable from the gross proceeds generated from the sale of HWHW’s inventory, payable quarterly, and as described in detail in the Securities Purchase Agreement.

Effective July 1, 2023, the Company and DSSI cancelled the previously executed Securities Purchase Agreement related to HWHW and replaced it with an Asset Purchase Agreement whereby the Company agreed to purchase the inventory of HWHW as of June 30, 2023 and assumed certain account payable of HWHW as of June 30, 2023. Pursuant to the Asset Purchase Agreement, the Company agreed to pay DSSI a maximum of $757,641.98 from gross proceeds generated from the sale of HWHW inventory.

Effective July 31, 2023, the Company and HWHW also entered into an Exclusive Intellectual Property License Agreement (the “IP Agreement”). Pursuant to the IP Agreement, HWHW granted the Company an exclusive, non-transferable worldwide license to use HWHW’s intellectual property (the “IP”) as set forth in the IP Agreement. The purchase price from the Company to HWHW for the IP was (i) $10.00 paid in cash and (ii) 1% of the gross sales price of all new products made and sold, outside of the existing inventory conveyed under the terms of the Asset Purchase Agreement, which commenced on November 1, 2023. The IP Agreement terminates on November 1, 2033.

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On July 1, 2023, the Company and DSSI, entered into a Securities Purchase Agreement (“HWHH SPA”), pursuant to which the Company purchased 1,000 shares of common stock, par value $0.001 per share, (the “HWHH Shares”) representing all of the issued and outstanding shares of common stock of HWH Holdings, Inc., a Texas corporation (“HWHH”). The Company purchased the HWHH Shares for a consideration of (i) $10.00 paid immediately in cash, and (ii) up to $1,210,224 payable from the gross proceeds generated from the sale of HWHH’s inventory, payable quarterly, and as described in detail in the Securities Purchase Agreement.

Effective July 1, 2023, the Company, DSSI and Ascend Management Pte, a Singaporean private limited company (“Ascend Management”) executed an Assignment and Assumption Agreement whereby Ascend Management purchased 1,000 shares of common stock, par value $0.01 per share, of HWHH, representing all of the issued and outstanding shares of capital stock of HWHH, pursuant to that certain Securities Purchase Agreement made as of July 1, 2023 by and between DSSI and the Company. In connection with the Assignment and Assumption Agreement, the Company and HWHH entered into a business consulting agreement to assist in the management of the business of HWHH.

On January 31, 2024, DSSI and Ascend Management executed an agreement whereby the obligations under the HWHH SPA were deemed fully complied with and that Ascend Management has been fully released and discharged from all liabilities, obligations, claims and demands whatsoever arising out of or in connection with the HWHH SPA and in respect of anything done or omitted to be done under or in connection with the HWHH SPA.

On August 31, 2023, the Company and DSSI executed a debt exchange agreement whereby DSSI cancelled the $27 million loan and accepted 26,000 shares of the Company’s Series D Preferred Stock (non-voting), $0.0001 par value per share (“Series D Preferred Stock”) in exchange for the cancellation of the $27.0 million loan. Pursuant to the debt exchange agreement, the principal amount together with all unpaid interest, totaling $26,169,367 was deemed to be repaid. The holder of Series D Preferred Stock is entitled to receive dividends in cash valued at a rate of 25% per annum of the operating income of the Company. A majority of holders (owning 50% or more) of the Series D Preferred Stock are entitled to designate individuals to the Board, as necessary, to maintain a ratio of at least 28.5% of the filled Board seats. Any accrued and unpaid dividends shall be payable in cash commencing on August 31, 2024 and continuing each annual anniversary of such date on a perpetual basis.

Hapi Café, Inc.

In November 2021, Sharing Services and Hapi Café, Inc, a company affiliated with Heng Fai Ambrose Chan, a Director of the Company, entered into a Master Franchise Agreement pursuant to which Sharing Services acquired the exclusive franchise rights in North America to the brand “Hapi Café.” Under the terms, Sharing Services, directly or through its subsidiaries, has the right to operate no less than five (5) corporate-owned stores and can offer to the public sub-franchise rights to own and operate other stores, subject to the terms and conditions contained in the Master Franchise Agreement.

American Pacific Bancorp, Inc., currently known as American Pacific Financial, Inc.

On June 15, 2022, Sharing Services, through one of its subsidiaries, entered into a secured real estate promissory note with American Pacific Bancorp, Inc. (“APB”), and the Company entered into a Loan Agreement pursuant to which APB loaned the Company approximately $5.7 million. The loan bore interest at the annual rate of 8%, would mature on September 1, 2024, was payable in equal monthly instalments of $43,897 commencing on July 1, 2022 (with the remainder due on September 1, 2024). The loan was secured by a first mortgage interest on the Company’s Lindon, Utah office building. In connection with this loan, the Company received net proceeds of $5,522,829 from APB on June 17, 2022. APB is a subsidiary of DSS.

On August 11, 2022, the Company executed a revolving credit promissory note with APB pursuant to which the Company has access to advances with a maximum principal balance not to exceed the principal sum of $10.0 million. The APB Revolving Note is collateralized by the assets of the Company, and it bears interest at the annual rate of 8% and such interest shall be due and payable quarterly as it accrues on the outstanding balance. On December 9, 2022, APB and the Company mutually agreed to limit and/or end any further commitment by APB to fund or to readvance under the terms of the APB Revolving Note to $6.0 million.

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As discussed above, effective June 30, 2023 subject to the terms of an Assignment of Limited Liability Company Interests agreement, DSSI purchased the SHRG subsidiary, Linden Real Estate Holdings LLC, with the financial terms generally summarized as follows: (a) DSSI assumed approximately $7.24 million in SHRG liabilities (namely, all amounts due under the APB Loan and the APB Revolving Note), (b) DSSI credited SHRG $239,790 towards accrued interest payable under the 2022 Note (the “$27.0 million loan”), and (c) DSSI acquired ownership of Linden Real Estate Holdings LLC, with its sole asset being a commercial lot and commercial building located in Lindon, Utah, subject to the assumed indebtedness.

HWH World, Inc.

A subsidiary of the Company operating in the Republic of Korea subleases office space, on a month-to-month basis, from HWH World, Inc. (“HWH World”), until September 30, 2023, a subsidiary of DSS and a company affiliated with Heng Fai Ambrose Chan, a Director of the Company. Pursuant to the terms of the sublease agreement, the Company recognized a right-of-use asset and an operating lease liability in connection therewith. In May 2022, the Company and HWH World amended the related sublease agreement to significantly reduce the space subleased by the Company and the related rent obligation. On June 30, 2022, the right-of-use asset and liability were written off and a new month-to-month rental agreement was entered into for the reduced space subleased by the Company. The company recognized approximately $630 in monthly rent expense in connection with the new lease.

Premier Packaging Corporation

In the fiscal years ended March 31, 2024 and 2023, a wholly owned subsidiary of the Company issued purchase orders to Premier Packaging Corporation, a subsidiary of DSS, to acquire printed packaging materials for approximately $0 and $108,000, respectively.

American Premium Water Corporation

In July 2021, the Company and American Premium Water Corporation (“American Premium”) entered into a business consulting agreement pursuant to which the Company provides consulting services to American Premium in exchange for a monthly fee of $4,166. Mr. John “JT” Thatch, a director of the Company, also serves on the Board of Directors of American Premium. During the fiscal year ended March 31, 2023, the Company recognized consulting fee income of approximately $50,000. No consulting fee income was recognized in the fiscal year ended March 31, 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of August 28, 2024, there were 376,328,885 shares of the Company’s Class A Common Stock; 3,100,000 shares of its Series A Preferred Stock; 3,220,000 shares of its Series C Preferred Stock issued and outstanding, and 26,000 shares of the Series D Preferred Stock, excluding shares that any named person has the right to acquire pursuant to convertible instruments. Each outstanding share of Class A Common Stock; Series A Preferred Stock; and Series C Preferred Stock entitles the holder to one (1) vote. The shares of Series D Preferred Stock do not carry any voting rights, and are not convertible into the Company’s shares of Common Stock. In addition, each outstanding share of Series A Preferred Stock and Series C Preferred Stock is convertible into one share of the Company’s Class A Common Stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this disclosure, a person or group of persons is deemed to have “beneficial ownership” of any shares of our Class A Common Stock that such person or group of persons owns or has the right to acquire within 60 days of the date of this prospectus, except as discussed below. For purposes of computing the percentage of the outstanding shares of our Class A Common Stock held by a named person, any shares that such person has the right to acquire within 60 days of the date of this Proxy Statement are deemed to be outstanding, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. For purposes of computing the percentage of the outstanding shares of our Class A Common Stock held by all executive officers and/or directors as a group (4 persons), any shares that such group of persons has the right to acquire within 60 days of the date of this Proxy Statement are deemed to be outstanding, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

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The following table sets forth certain information regarding the ownership of our capital stock, as of August 28, 2024, by: (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of all voting classes of our stock, (ii) each executive officer and director of the Company, and (iii) all our executive officers and/or directors as a group. The table reflects the number of shares held, the percentage of ownership of each voting class held, and the percentage of ownership of all voting classes held by each listed person or group of persons. Unless otherwise noted, the address for the shareholders listed below is 5200 Tennyson Parkway, Suite 400, Plano, TX 75024.

Title of Class	Name of Beneficial Owner [1]	Amount and Nature of Beneficial Ownership	Percent of Class [2]	Percent of All Voting Classes [3]
Class A Common Stock	ALSET, Inc. 4800 Montgomery Lane, Suite 210 Bethesda, MD 20814 [4]	238,159,186	47.5%	46,9%
	Heng Fai Ambrose Chan [5]	1,019,842,487	83.7%	83.3%
	John (“JT”) Thatch [6]	18,472,660	4.9%	4.8%

	Robert H. Trapp	-	-	-

	Anthony S. Chan	-	-	-

	All Officers and/or Directors as a Group – 4 persons	1,038,315,147	85.2%	84.8%

Series A Preferred Stock	Research & Referral BZ [7] 11 Hibiscus Street Ladyville, Belize	2,900,000	93.5%	0.8%

	All Officers and/or Directors as a Group - 4 persons	-	-	-

Series C Preferred Stock	All Officers and/or Directors as a Group - 4 persons	-	-	-

[1]	Each person named above may be deemed to be a “parent” and “promoter” of the Company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of their direct and indirect stock holdings.

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[2]	Calculated based on the total shares of each respective class of voting equity securities issued and outstanding as of August 28, 2024, as follows: Class A Common Stock: 376,328,885 shares; Series A Preferred Stock: 3,100,000 shares; and Series C Preferred Stock: 3,220,000 shares.

[3]	Calculated based upon the aggregate Voting Power of all shares of all classes of stock held by the named person compared to the aggregate Voting Power of all shares of all classes of voting securities issued and outstanding. Assuming the conversion of all shares of all classes of convertible stock issued and outstanding, the total number of shares of our Common Stock outstanding and entitled to vote at the Annual Meeting would be 382,648,885 shares (with each share entitled to one vote).

[4]	Reflects shares held by ALSET, Inc. and its subsidiary and 125,000,000 shares issuable upon the conversion of a convertible note held by ALSET.

[5]	Reflects shares held by Mr. Chan and shares held by: (a) ALSET, Inc. and its subsidiary, (b) DSS, Inc. and its subsidiaries (collectively, “DSS”), (c) Global BioMedical Pte., Ltd., and (d) Heng Fai Holdings, Ltd., in the aggregate, over which Mr. Chan maintains voting control. Mr. Chan is a director of ALSET, DSS, Global BioMedical, and Heng Fai Holdings; 508,333,333 shares issuable upon the conversion of convertible notes held by HWH, 208,333,333 shares issuable upon exercise of warrants held by HWH, and 125,000,000 shares issuable upon the conversion of a convertible note held by ALSET.

[6]	Reflects shares held by the Thatch Family Trust, and shares held by members of Mr. Thatch’s family, in the aggregate.

[7]	Represents shares purportedly held by Research & Referral BZ. As disclosed in prior Company filings, in the fiscal year 2019, the Company filed suit against Research & Referral BZ and two other parties concerning breach of contract, fraud, and statutory fraud in a stock transaction, violations of state securities laws and alter ego relating to a stock exchange/transfer transaction, involving the Company’s stock. In April 2020, the court issued a Final Default Judgment in favor of the Company finding Research and Referral, BZ liable for the Company’s claims of fraud in the inducement and statutory fraud in a stock transaction. Further, the court ordered that the stock transaction be rescinded, and the Company’s stock be returned to the Company, and the matter has been dismissed with prejudice. Research & Referral BZ is disclosed on the table as the company is the major holder of Series A Preferred Stock.

OTHER BUSINESS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended the holder of the proxies will act in accordance with their best judgment.

PROPOSALS FOR THE 2025 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2025 Annual Meeting of shareholders must ensure that the proposal is submitted pursuant to Rule 14a-8 under the Exchange Act and received by Chief Executive Officer of the Company, John “JT” Thatch:

●	Not later than March 15, 2025; or

●	If the date of next year’s Annual Meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our Proxy Statement is instead a reasonable time before we begin to print and mail our proxy materials for next year’s meeting.

ANNUAL REPORT TO SHAREHOLDERS (FORM 10-K)

The Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended March 31, 2024 (the “Annual Report”) on July 1, 2024. The Annual Report includes the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2024, along with other financial information and non-financial information which we urge you to read. You can obtain a copy of our Annual Report on Form 10-K, and other periodic reports filed or furnished to the SEC from the SEC’s database at http://www.sec.gov.

You can also obtain, free of charge, an additional copy of our Annual Report by writing to:

Corporate Secretary

Sharing Services Global Corporation

5200 Tennyson Parkway, Suite 400

Plano, Texas 75024

or access electronically at: https://ts.vstocktransfer.com/irhlogin/SHARINGSERVICESGLOBAL.

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Shareholder Communications

We intend to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which will be filed with the SEC within 4 days from the Annual Meeting. You may obtain a copy of this and other reports, free of charge, from the SEC’s database at http://www.sec.gov.

Shareholders may obtain information relating to their own share ownership by contacting the Company’s stock transfer agent, VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598.

By Order of the Board of Directors

/s/ Anthony S. Chan
Title:	Chief Financial Officer and Corporate Secretary
Plano, Texas
September 3, 2024

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EXHIBIT A

ADMISSION TICKET

ANNUAL MEETING OF SHAREHOLDERS OF

SHARING SERVICES GLOBAL CORPORATION

At the Company’s Offices

5200 Tennyson Parkway, Suite 400

Plano, TX 75024

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER.

NOTE: If you plan on attending the Annual Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Annual Meeting. For the safety of attendees, all handbags and briefcases will be subject to inspection. Your cooperation is appreciated.

If you are a beneficial owner, and hold securities through a broker, bank, trust or other nominee, you should contact your broker, bank, trust or other nominee for voting instructions. If you wish to vote in person, you must bring a copy of a statement reflecting your stock ownership as of the Record Date, and also bring a legal proxy from your broker, bank, trust or other nominee.

If you are a shareholder of record, your completed proxy may be delivered to our transfer agent as follows:

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to:
VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598
All proxies must be received by 11:59 pm (EST) on October 27, 2024.

VOTE BY FAX
Mark, sign, and date your proxy card and return it to VStock Transfer, LLC by:
Proxy Fax: (646) 536-3179.
All proxies must be received by 11:59 pm (EST) on October 27, 2024.

VOTE ONLINE (ON THE INTERNET)
Go to www.vstocktransfer.com/proxy and log-on using the control number included on your proxy card. Voting will be open until 11:59 pm (EST) on October 27, 2024.

VOTE BY E-MAIL
Mark, sign, date, and scan your proxy card and return it to VStock Transfer, LLC by:
e-mail to vote@vstocktransfer.com.
All proxies must be received by 11:59 pm (EST) on October 27, 2024.

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SHARING SERVICES GLOBAL CORPORATION

Annual Meeting of Shareholders

Tuesday, October 28, 2024

SHARING SERVICES GLOBAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Anthony S. Chan, Chief Financial Officer and Corporate Secretary of the Company, as proxy for the shares of Class A Common Stock, Series A Preferred Stock, and Series C Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting (the “Annual Meeting”) to be held on October 28, 2024, commencing at 8:00 a.m., Central Standard Time, at 5200 Tennyson Parkway, Suite 400, Plano, Texas 75024, and at any or all adjournments of said meeting. The proxies are further authorized to vote, in their discretion, upon any other proposal that may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THE PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1, AS APPROPRIATE. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY BEFORE 7:00 A.M., CENTRAL STANDARD TIME, ON THE DATE OF THE ANNUAL MEETING, October 28, 2024, IF HAND CARRIED AND DELIVERED AT THE MEETING. IF SENT BY MAIL, FAX, EMAIL OR VOTED ONLINE, IT MUST BE RECEIVED BY OUR TRANSFER AGENT BEFORE 11:59 P.M., EASTERN STANDARD TIME, ON October 27, 2024.

Please check here if you plan to attend the Annual Meeting of Shareholders on October 28, 2024, at 8:00 a.m. CST. [   ]

(Continued and to be signed on Reverse Side)

CONTROL #

VOTE ON INTERNET

Go to vstocktransfer.com/proxy
and log-on using the below control number.
Voting will be open until 11:59 pm (EST) on October 27, 2024.

VOTE BY EMAIL
Mark, sign and date your proxy card
* SPECIMEN *	and send it to vote@vstocktransfer.com. Voting
1 MAIN STREET	will be open until 11:59 pm (EST) on October 27, 2024.
ANYWHERE PA 99999-9999
VOTE BY MAIL
Mark, sign and date your proxy card and return
it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please
attend the Annual meeting.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Sharing Services Global Corporation

PROXY FOR HOLDERS OF CLASS A COMMON STOCK, SERIES A PREFERRED STOCK,

AND SERIES C PREFERRED STOCK.

↓ DETACH PROXY CARD HERE TO VOTE BY MAIL ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

(1)	Ratification of the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2024 and ending March 31, 2025:

VOTE FOR [ ]	VOTE AGAINST [ ]	ABSTAIN [ ]

Date	Signature	Signature, if held jointly

Note: Please sign exactly as name (or names) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address. [   ]